UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

---------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
------------------------------
(Address of principal executive offices) (zip code)

(214) 462-6831
---------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 2.02 and 7.01	RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

On January 17, 2014, Comerica Incorporated (“Comerica”) issued a press release regarding its results of operations and financial condition for the quarter and year ended December 31, 2013 (the "Press Release"). Subsequent to issuing the Press Release, on that same date, a jury verdict was entered in the Montana Second District Judicial Court for Silver Bow County in Butte, Montana in the lawsuit of BLDC Local Development Corporation -vs- Masters Group International, Inc. -vs- Comerica Bank, in which Comerica Bank was a third-party defendant. Following the jury’s decision on the case, Comerica increased its reserve for litigation and decreased incentive compensation expense based on the revised results, effective as of December 31, 2013.

In accordance with U.S. generally accepted accounting principles, the charges were recorded in the fourth quarter of 2013 and will be reflected in the December 31, 2013 year-end financial statements.  On January 21, 2014, Comerica updated its financial results for the quarter and year ended December 31, 2013 to reflect both the litigation reserves and decreased incentive compensation expense and issued a press release announcing such updated results (the “Updated Press Release”).  As indicated in the Updated Press Release, net income decreased by $28 million, or 15 cents per share, to $117 million, or 62 cents per share for the fourth quarter 2013, compared to previously reported net income of $145 million, or 77 cents per share. For the year ended December 31, 2013, net income decreased to $541 million, or $2.85 per share, as compared to previously reported net income of $569 million, or $3.00 per share. As revised, full-year 2013 net income increased $20 million, or 4 percent, compared to 2012, and earnings per diluted share increased 18 cents, or 7 percent.

A copy of the Updated Press Release is attached hereto as Exhibit 99.1. A copy of selected updated presentation slides for the Company's quarter and year ended December 31, 2013 is attached hereto as Exhibit 99.2. The Company will include final financial statements for the year ended December 31, 2013 as part of its Annual Report on Form 10-K.

The information in this report (including Exhibits 99.1 and 99.2 hereto) is being "furnished" and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1    Updated Press Release dated January 21, 2014
99.2    Selected Updated Earnings Presentation Slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By: /s/ Jon W. Bilstrom
Name: Jon W. Bilstrom
Title: Executive Vice President - Governance,
Regulatory Relations and Legal Affairs,
and Secretary

January 21, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Press Release dated January 21, 2014

99.2	Selected Updated Earnings Presentation Slides